September 1, 2021

BNY MELLON STRATEGIC FUNDS, INC.

- BNY Mellon Active MidCap Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Investment decisions for the fund are made by members of the Multi-Factor Equity team at Newton Investment Management North America LLC (Newton), an affiliate of BNYM Investment Adviser. The team members who are jointly and primarily responsible for managing the fund's portfolio are Peter D. Goslin, CFA and Adam Logan, CFA. Mr. Goslin has been a primary portfolio manager of the fund since February 2015. Mr. Logan has been a primary portfolio manager of the fund since December 2019. Messrs. Goslin and Logan are portfolio managers at Newton.

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The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management" in the prospectus:

Investment decisions for the fund are made by members of the Multi-Factor Equity team at Newton. The team members who are jointly and primarily responsible for managing the fund's portfolio are Peter D. Goslin, CFA and Adam Logan, CFA. Mr. Goslin has been a primary portfolio manager of the fund since February 2015. Mr. Logan has been a primary portfolio manager of the fund since December 2019. Mr. Goslin is a portfolio manager at Newton. He has been employed by Newton or a predecessor company of Newton since 1999. Mr. Logan is a portfolio manager at Newton. He has been employed by Newton or a predecessor company of Newton since 1998.

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